                                                                     EXHIBIT 21

                     SUBSIDIARIES OF AOL TIME WARNER INC.

   AOL Time Warner maintains over 1,000 subsidiaries. Set forth below are the names of certain subsidiaries, at least 50% owned, directly or indirectly, of AOL Time Warner and TWE which carry on a substantial portion of AOL Time Warner's lines of business. The names of various consolidated wholly owned subsidiaries, including subsidiaries carrying on the same line of business as the parent (including interactive services, cable, filmed entertainment, networks, music and publishing) domestically and internationally, have been omitted. None of the foregoing omitted subsidiaries, considered either alone or together with the other subsidiaries of its immediate parent, constitutes a significant subsidiary.

                                                        State or Other
                                                        Jurisdiction of
                                                         Incorporation
                            Name                        Or Organization
                            ----                       ------------------
  AOL Time Warner Inc. (Registrant)................... Delaware
    America Online, Inc............................... Delaware
      AMSE France SARL................................ France (1)
      AMSE France SAS................................. France (1)
      AOL Asia Limited................................ Hong Kong
      AOL Canada Inc.................................. Canada (1)
      AOL CompuServe France SAS....................... France (1)
      AOL Deutschland GmbH & Co. KG................... Germany (1)
      AOL Deutschland Online GmbH & Co. KG............ Germany (1)
      AOL Deutschland Service Operations GmbH & Co. KG Germany (1)
      AOL Europe Operations Limited................... Ireland (1)
      AOL Europe SA................................... Luxembourg (1)
      AOL France SNC.................................. France (1)
      AOL Luxembourg Sarl............................. Luxembourg
      AOL Member Services Philippines, Inc............ Philippines
      AOL Nederland BV................................ Netherlands (1)
      AOL Technologies Ireland Limited................ Ireland
      AOL (UK) Limited................................ United Kingdom (1)
      CompuServe Interactive Services France SNC...... France (1)
      CompuServe Interactive Services, Inc............ Delaware
      CompuServe Interactive Services Limited......... United Kingdom (1)
      Digital Marketing Services, Inc................. Delaware
      EJV Reorganization, Inc......................... Delaware
      Evoice, Inc..................................... Delaware
      ICQ Limited..................................... Israel
      InfoInterActive Corp............................ Nova Scotia
      MapQuest.com, Inc............................... Delaware
      MovieFone, Inc.................................. Delaware
      Netfin Online Verwaltungsgesellschaft mbH....... Germany (1)
      Netscape Communications Canada, Inc............. Canada
      Netscape Communications Corporation............. Delaware
      Netscape Communications Europe SARL............. France
      Quack.com, Inc.................................. Delaware
      Spinner Networks, Inc........................... California
      Tegic Communications Corporation................ Washington

                                                          State or Other
                                                          Jurisdiction of
                                                           Incorporation
                              Name                        Or Organization
                              ----                        ---------------
   Time Warner Inc.......................................  Delaware
     American Television and Communications Corporation..  Delaware
     Columbia House Company, L.P.........................  New York (1)
     Time Inc............................................  Delaware
       AOL Time Warner Book Group Inc....................  Delaware
       Bookspan..........................................  Delaware (1)
       Business 2.0 Media Inc............................  Delaware
       Entertainment Weekly Inc..........................  Delaware
       IPC Group Limited.................................  U.K.
       Leisure Arts, Inc.................................  Delaware
       Little, Brown and Company (Inc.)..................  Massachusetts
       Mutual Funds Magazine, Inc........................  Delaware
       Oxmoor House, Inc.................................  Delaware
       Southern Progress Corporation.....................  Delaware
       Sunset Publishing Corporation.....................  Delaware
       Synapse Group, Inc................................  Delaware (1)
       The Parenting Group, Inc..........................  Delaware
       This Old House Productions, Inc...................  Delaware
       This Old House Ventures, Inc......................  Delaware
       Time Australia Magazine Pty Limited...............  Australia
       Time Distribution Services Inc....................  Delaware
       Time Inc. Ventures................................  Delaware
       Time Life Inc.....................................  Delaware
       Time4 Media, Inc..................................  New York
       Warner Books, Inc.................................  New York
       Warner Publishing Services Inc....................  New York
     Time International Inc..............................  Delaware
     Time Warner Companies, Inc..........................  Delaware
     Turner Broadcasting System, Inc.....................  Georgia
       Atlanta Hockey Club, Inc..........................  Georgia
       Atlanta National League Baseball Club, Inc........  Georgia
       Cable News International, Inc.....................  Georgia
       Cable News Network LP, LLLP.......................  Delaware
       Castle Rock Entertainment.........................  California
       Castle Rock Entertainment, Inc....................  Georgia
       CNN America, Inc..................................  Delaware
       CNN Investment Company, Inc.......................  Delaware
       CNN Newsource Sales, Inc..........................  Georgia
       Hanna-Barbera Entertainment Co., Inc..............  California
       Hawks Basketball, Inc.............................  Georgia
       New Line Cinema Corporation.......................  Delaware
       Superstation, Inc.................................  Georgia
       TEN Investment Company, Inc.......................  Delaware
       The Cartoon Network LP, LLLP......................  Delaware
       Turner Arena Productions and Sales, Inc...........  Georgia
       Turner Broadcasting Asia Pacific, Inc.............  Georgia
       Turner Broadcasting Sales, Inc....................  Georgia
       Turner Broadcasting System (Holdings) Europe Ltd..  U.K.
       Turner Classic Movies LP, LLLP....................  Delaware
       Turner Entertainment Group, Inc...................  Georgia
       Turner Entertainment Networks Asia, Inc...........  Georgia
       Turner Entertainment Networks Inc.................  Georgia
       Turner Home Entertainment, Inc....................  Georgia
       Turner International, Inc.........................  Georgia
       Turner Network Television LP, LLLP................  Delaware
       Turner Pictures Group, Inc........................  Georgia
       Turner Sports, Inc................................  Georgia


                                                            State or Other
                                                            Jurisdiction of
                                                             Incorporation
                             Name                           Or Organization
                             ----                           ----------------
  TWI Cable Inc............................................ Delaware
  Warner Communications Inc................................ Delaware
    Atlantic Recording Corporation......................... Delaware
    CPP/Belwin, Inc........................................ Delaware
    DC Comics.............................................. New York
    E.C. Publications, Inc................................. New York
    Elektra Entertainment Group Inc........................ Delaware
    Ivy Hill Corporation................................... Delaware
    London Records 90 Limited.............................. U.K.
    London-Sire Records Inc................................ Delaware
    Maverick Recording Company............................. California (1)
    New Chappell Inc....................................... Delaware
    Rhino Entertainment Company............................ Delaware
    Columbia House Company (Canada) Partnership............ Canada (1)
    Warner Bros. Music International Inc................... Delaware
    Warner Bros. Publications U.S. Inc..................... New York
    Warner Bros. Records Inc............................... Delaware
    Warner/Chappell Music, Inc............................. Delaware
    Warner-Elektra-Atlantic Corporation.................... New York
    Warner Music Canada Ltd................................ Canada
    Warner Music Group Inc................................. Delaware
    Warner Music Newco Limited............................. U.K.
    Warner-Tamerlane Publishing Corp....................... California
    WB Music Corp.......................................... California
    WEA International Inc.................................. Delaware
    WEA Manufacturing Inc.................................. Delaware
    WMGA LLC (doing business as Word Entertainment)........ Delaware


  Subsidiaries of Time Warner Entertainment Company, L.P.

  Century Venture Corporation.............................. Delaware
  Comedy Partners, L.P..................................... New York (1)
  Courtroom Television Network LLC......................... New York (1)
  DC Comics................................................ New York
  Erie Telecommunications Inc.............................. Pennsylvania (1)
  Kansas City Cable Partners............................... Colorado (1)
  Queens Inner Unity Cable System.......................... New York
  Road Runner Holdco LLC................................... Delaware
  The WB Television Network Parners, L.P................... California (1)
  The WB 100+ Station Group Partners, L.P.................. California (1)
  Time Warner Entertainment-Advance/Newhouse Partnership... New York (1)
    CV of Viera............................................ Florida (1)
    Texas Cable Partners, L.P.............................. Delaware (1)

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(1) Less than 100% owned